SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware               1-07155                13-2740040
(State or other jurisdiction  (Commission   (I.R.S. Employer Identification No.)
     of incorporation)        File Number)

1001 Winstead Drive, Cary NC                               27513
   (Address of principal                                (Zip Code)
     executive offices)

                              R.H. DONNELLEY INC.*

             (Exact name of registrant as specified in its charter)

         Delaware              333-59287                 36-2467635
(State or other jurisdiction  (Commission   (I.R.S. Employer Identification No.)
    of incorporation)         File Number)

1001 Winstead Drive, Cary NC                               27513
   (Address of principal                                 (Zip Code)
     executive offices)

       Registrant's telephone number, including area code: (919) 297-1600


         (Former name or former address, if changed since last report.)


*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 91/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15 (d) as a result of such Notes. As of October 1, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

    Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SIGNATURES
----------
EXHIBIT INDEX
EXHIBIT 99.1: Press release issued by the Company on October 27, 2004

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 27, 2004, R.H. Donnelley Corporation ("we" or the "Company") issued a press release announcing the appointment of Mr. Peter J. McDonald as President and Chief Operating Officer of the Company. Mr. McDonald had previously served as Senior Vice President of the Company and President of Donnelley Media. The effective date of his promotion was October 26, 2004. A copy of that press release is attached hereto as Exhibit 99.1.

Mr. McDonald, 53, had served as Senior Vice President and President of
Donnelley Media since September 2002. Mr. McDonald was a director of RHD between May 2001 and September 2002. Previously, Mr. McDonald served as President and Chief Executive Officer of SBC Directory Operations, a publisher of yellow pages directories, from October 1999 to April 2000. He was President and Chief Executive Officer of Ameritech Publishing's yellow pages business from 1994 to 1999, when Ameritech Corporation was acquired by SBC Communications Inc. He is also a past vice chairman of the Yellow Pages Association (then known as Yellow Pages Publishers Association). Mr. McDonald beneficially owns 138,172 shares of our Common Stock.

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            R.H. Donnelley Corporation

                                     By:    /s/ Robert J. Bush
                                            ------------------------------

                                            Robert J. Bush
                                            Vice President, General Counsel
                                                & Corporate Secretary


                                            R.H. Donnelley Inc.

                                     By:    /s/ Robert J. Bush
                                            ------------------------------

                                            Robert J. Bush
                                            Vice President, General Counsel
                                                & Corporate Secretary

DATE: October 27, 2004

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT 99.1: Press release issued by the Company on October 27, 2004